POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-14-13	/s/ Khanh T. Tran
Dated:

Khanh T. Tran

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-14-13	/s/ James T. Morris
Dated:

James T. Morris

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-8-13	/s/ Adrian S. Griggs
Dated:

Adrian S. Griggs

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-8-13	/s/ Edward R. Byrd
Dated:

Edward R. Byrd

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-11-13	/s/ Brian D. Klemens
Dated:

Brian D. Klemens

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-8-13	/s/ Dewey P. Bushaw
Dated:

Dewey P. Bushaw

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-14-13	/s/ Sharon A. Cheever
Dated:

Sharon A. Cheever

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-9-13	/s/ Joseph W. Krum
Dated:

Joseph W. Krum

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Sharon A. Cheever, Brandon J. Cage, Charlene A. Grant and Jeffrey S. Puretz, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:
•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330 and 333-185331.
This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and remains in effect until revoked or revised.

	1-8-13	/s/ Jane M. Guon
Dated:

Jane M. Guon